UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Limited Duration High Income Portfolio

March 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 14, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Limited Duration High Income Portfolio (the “Fund”) for the semi-annual reporting period ended March 31, 2014.

Investment Objectives and Policies

The Fund’s investment objective is to seek the highest level of income that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal. The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (high-yield securities or “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities, and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s, CCC+ by Standard & Poor’s or CCC by Fitch at time of purchase. (For this purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted).

The Fund will invest on a global basis, including securities of issuers in both developed and emerging-market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged) for the six- and 12-month periods ended March 31, 2014.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	1

The Fund is structured to generate less volatile returns over a full market cycle, while achieving much of the yield and return of the broad high-yield market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The Limited Duration High Income Investment Team (the “Team”) expects the Fund to underperform the broader high-yield market in bullish environments, due to the protections in place to reduce the impact of market volatility and downside risks. Conversely, the Team expects the Fund to outperform the broader high-yield market in a bearish market due to these protections. Credit markets posted positive returns for both periods; against this backdrop, the Fund provided positive returns, capturing approximately 50% of the return of the broader high-yield market during the six-month period and approximately 60% during the 12-month period.

All share classes of the Fund underperformed the Fund’s benchmark, the Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged), for the six- and 12-month periods. During both periods, country positioning, specifically an underweight in the euro area and overweight in the U.S., detracted. An allocation to cash and U.S. Treasuries—as high yield outperformed—also detracted for both periods. An allocation to select emerging-market corporates contributed positively for both periods. In terms of the Fund’s security selection, holdings in the telecommunications and consumer cyclicals sectors contributed positively for both periods, while selection in consumer non-cyclicals detracted for the

12-month period. Yield curve positioning, specifically an overweight in the 10-year area of the U.S. yield curve where rates rose most, was a notable detractor for the 12-month period.

The Fund utilized derivatives including credit default swaps for hedging and investment purposes and currency forwards for hedging purposes during both periods, which had a positive impact on performance. Purchased options and total return swaps were utilized for hedging purposes, which detracted for both periods. Written options and written swaptions were utilized for hedging purposes, which added to performance for both periods. Treasury futures and interest rate swaps were utilized during both periods to manage the Fund’s yield curve positioning.

Market Review and Investment Strategy

Global equity markets responded positively to economic improvement in key developed countries, and accommodative monetary policies of major central banks supported fixed-income markets during the six-month period ended March 31, 2014. In the U.S., solid data on employment, consumer spending and housing pointed to continued economic recovery. Despite wide differences between individual countries, the euro area showed signs of modest economic growth, reflected by stronger manufacturing activity and an increase in consumer confidence. In Japan, both employment growth and core inflation have turned positive, suggesting that the aggressive government efforts to reverse a decade

2	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

of deflation and stimulate growth are delivering results.

By contrast, emerging market debt continued to underperform developed markets, as sluggish exports and weak domestic demand have hampered economic growth in several bellwether countries such as China and Brazil. Investors were also concerned about the impact on growth for those emerging-market countries that have relied on abundant global liquidity and low interest rates to finance government spending as the U.S. Federal Reserve (the “Fed”) reined in its bond purchase program, thereby raising the prospect of higher rates.

The direction of U.S. federal policy also played a significant role in market activity in the six-month period. Fixed-income markets underperformed in the beginning of the period, as interest rates rose in response to signals by the Fed that it would consider reducing its bond-buying program, which then came to pass in December. At the end of the period, however, capital markets rebounded with almost all major fixed-income sectors outperforming (with the notable exception of local-currency emerging-market debt), as Fed Chair Janet Yellen reaffirmed that tapering would continue unabated but in measured steps, and that the Fed’s monetary stance should remain accommodative for the foreseeable future.

The high-yield market, supported by positive fundamentals and investors reaching for yield, posted solid returns for the six-month period. High-yield corporates in the one- to five-year maturity range hedged in U.S. dollars posted robust returns, with financial sectors (banks and insurance) outperforming. Spreads in the shorter-maturity global high-yield space narrowed, notably outperforming duration-neutral Treasuries.

In the view of the Fund’s Investment Team, the current macro environment appears generally supportive for risk taking; global growth is showing signs of improvement and central banks remain accommodative. Credit fundamentals are currently generally solid, with strong balance sheets, ample cash positions and comparatively low-cost financing. These fundamentals are, however, still diverging among sectors and regions, and the Team continues to look for opportunities and to stress the importance of security selection. The Fund remains overweight the U.S. and underweight the euro area. The Fund also continues to maintain non-benchmark exposure to commercial mortgage-backed securities, bank loans and investment-grade corporates, as well as select emerging-market corporates.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global High Yield 1-5 Year Index represents the performance of non-investment-grade fixed-income securities in U.S., developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the U.S. dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the real value of the Fund’s distributions.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Limited Duration High Income Portfolio
Class A	3.53%	4.69%

Class C	3.27%	4.06%

Advisor Class*	3.69%	5.01%

Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged)	5.02%	7.69%

*    Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.21%
1 Year	4.69%	0.20%
Since Inception†	8.08%	6.09%

Class C Shares			1.61%
1 Year	4.06%	3.06%
Since Inception†	7.31%	7.31%

Advisor Class Shares‡			2.61%
1 Year	5.01%	5.01%
Since Inception†	8.38%	8.38%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.39%, 2.10% and 1.10% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 1.05%, 1.75% and 0.75% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2014.

†	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for this share class is listed above.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.20%
Since Inception*	6.09%

Class C Shares
1 Year	3.06%
Since Inception*	7.31%

Advisor Class Shares‡
1 Year	5.01%
Since Inception*	8.38%

*	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for this share class is listed above.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,035.30	$5.33	1.05%
Hypothetical**	$1,000	$1,019.70	$5.29	1.05%
Class C
Actual	$1,000	$1,032.70	$8.87	1.75%
Hypothetical**	$1,000	$1,016.21	$8.80	1.75%
Advisor Class
Actual	$1,000	$1,036.90	$3.81	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class R
Actual	$1,000	$1,034.30	$6.34	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%
Class K
Actual	$1,000	$1,035.60	$5.08	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%
Class I
Actual	$1,000	$1,037.00	$3.81	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.
**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $336.1

*	All data are as of March 31, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.1% or less in the following security types: Agencies, Options Purchased—Calls and Option Purchased—Puts.

10	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

*	All data are as of March 31, 2014. The Portfolios country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.7% or less in the following countries: Australia, Barbados, Chile, Colombia, Denmark, Finland, Hungary, India, Lithuania, Macau, Norway, Portugal, Russia, Serbia, Singapore, South Africa, Sri Lanka, Sweden and Turkey.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 68.1%
Industrial – 58.2%
Basic – 6.3%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/17(a)	U.S.$	951	$1,015,192
AK Steel Corp. 8.75%, 12/01/18		638	716,155
Aleris International, Inc. 7.625%, 2/15/18		782	807,415
ArcelorMittal 4.25%, 3/01/16		310	321,625
5.00%, 2/25/17		135	143,269
6.125%, 6/01/18		1,003	1,099,539
Ashland, Inc.
3.00%, 3/15/16		310	316,200
3.875%, 4/15/18		700	722,750
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV 5.75%, 2/01/21(a)	EUR	285	419,926
Commercial Metals Co. 6.50%, 7/15/17	U.S.$	299	334,133
7.35%, 8/15/18		1,004	1,144,560
Consol Energy, Inc. 8.00%, 4/01/17		1,045	1,090,719
FMG Resources August 206 Pty Ltd. 6.00%, 4/01/17(a)		225	236,813
6.875%, 2/01/18(a)		1,000	1,053,750
8.25%, 11/01/19(a)		250	275,000
GrafTech International Ltd. 6.375%, 11/15/20		430	442,900
Huntsman International LLC 8.625%, 3/15/20-3/15/21		520	579,025
INEOS Group Holdings SA 5.75%, 2/15/19(a)	EUR	225	317,683
5.875%, 2/15/19(a)	U.S.$	300	306,375
6.125%, 8/15/18(a)		300	311,250
6.50%, 8/15/18(a)	EUR	310	448,459
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)	U.S.$	710	793,425
NOVA Chemicals Corp. 8.625%, 11/01/19		614	664,655
Novelis, Inc./GA 8.375%, 12/15/17		270	288,900
8.75%, 12/15/20		300	335,250
Peabody Energy Corp. 6.00%, 11/15/18		694	727,832
7.375%, 11/01/16		240	268,800

12	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20	U.S.$	1,121	$1,123,802
PH Glatfelter Co. 5.375%, 10/15/20		199	204,970
Rockwood Specialties Group, Inc. 4.625%, 10/15/20		370	382,025
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		1,480	1,556,117
SPCM SA 5.50%, 6/15/20(a)	EUR	120	178,712
Steel Dynamics, Inc. 6.125%, 8/15/19	U.S.$	925	1,005,937
7.625%, 3/15/20		205	221,913
Styrolution Group GmbH 7.625%, 5/15/16(a)	EUR	750	1,069,824
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17	U.S.$	320	354,400

			21,279,300

Capital Goods – 7.3%
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)		200	212,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 7.375%, 10/15/17(a)	EUR	313	458,155
7.375%, 10/15/17(a)	U.S.$	200	212,500
B/E Aerospace, Inc. 6.875%, 10/01/20		385	422,538
Bombardier, Inc. 7.50%, 3/15/18(a)		890	1,003,475
Building Materials Corp. of America 6.875%, 8/15/18(a)		330	346,500
7.50%, 3/15/20(a)		170	183,175
Buzzi Unicem SpA 5.125%, 12/09/16(a)	EUR	320	476,509
6.25%, 9/28/18(a)		500	777,665
CNH America LLC 7.25%, 1/15/16	U.S.$	439	479,059
CNH Capital LLC 3.625%, 4/15/18		605	615,587
3.875%, 11/01/15		275	282,563
6.25%, 11/01/16		712	780,530
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, 2/01/21		405	438,412
Franz Haniel & Cie GmbH 6.25%, 2/08/18	EUR	290	463,022
Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	175	187,250

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hanson Ltd. 6.125%, 8/15/16	U.S.$	420	$461,475
HD Supply, Inc. 8.125%, 4/15/19		853	951,095
HeidelbergCement Finance Luxembourg SA 8.00%, 1/31/17(a)	EUR	220	353,546
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18	U.S.$	1,105	1,187,875
Italcementi Finance SA 6.125%, 2/21/18(a)	EUR	500	769,762
KraussMaffei Group GmbH 8.75%, 12/15/20(a)		290	447,525
Lafarge SA 6.50%, 7/15/16	U.S.$	440	484,000
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		75	84,188
Oshkosh Corp. 8.50%, 3/01/20		500	548,750
Owens-Brockway Glass Container, Inc. 7.375%, 5/15/16		795	880,462
Owens-Illinois, Inc. 7.80%, 5/15/18		300	350,250
Rexel SA 5.125%, 6/15/20(a)	EUR	439	648,635
5.25%, 6/15/20(a)	U.S.$	641	655,422
6.125%, 12/15/19(a)		215	226,288
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		755	790,862
7.125%, 4/15/19		895	948,700
RSI Home Products, Inc. 6.875%, 3/01/18(a)		1,532	1,643,070
Sealed Air Corp. 8.125%, 9/15/19(a)		735	821,362
8.375%, 9/15/21(a)		285	328,106
Silgan Holdings, Inc. 5.00%, 4/01/20		89	91,225
SPX Corp. 6.875%, 9/01/17		1,135	1,288,225
ThyssenKrupp Finance Nederland BV 8.50%, 2/25/16	EUR	210	325,108
Tomkins LLC/Tomkins, Inc. 9.00%, 10/01/18	U.S.$	133	142,809
United Rentals North America, Inc. 7.375%, 5/15/20		300	331,125
9.25%, 12/15/19		370	409,035
Verisure Holding AB 8.75%, 9/01/18(a)	EUR	700	1,048,736

14	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Vulcan Materials Co. 6.50%, 12/01/16	U.S.$	460	$512,900
7.00%, 6/15/18		400	461,200

			24,531,426

Communications - Media – 6.1%
Allbritton Communications Co. 8.00%, 5/15/18		600	628,500
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	287	545,458
Cablevision Systems Corp. 7.75%, 4/15/18	U.S.$	440	502,700
CCO Holdings LLC/CCO Holdings Capital Corp. 7.25%, 10/30/17		200	211,750
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, 9/15/20(a)		1,435	1,499,575
Columbus International, Inc. 11.50%, 11/20/14(a)		600	638,250
Crown Media Holdings, Inc. 10.50%, 7/15/19		1,050	1,189,125
CSC Holdings LLC 7.625%, 7/15/18		795	924,187
DISH DBS Corp. 4.25%, 4/01/18		927	967,556
4.625%, 7/15/17		65	69,225
6.625%, 10/01/14		90	92,250
7.125%, 2/01/16		259	282,957
7.875%, 9/01/19		850	1,005,125
Gannett Co., Inc. 5.125%, 10/15/19(a)		500	523,125
Intelsat Jackson Holdings SA 5.50%, 8/01/23(a)		285	279,300
7.25%, 10/15/20		605	656,425
8.50%, 11/01/19		200	214,500
LIN Television Corp. 8.375%, 4/15/18		200	212,000
Mediacom LLC/Mediacom Capital Corp. 9.125%, 8/15/19		265	283,550
Nara Cable Funding Ltd. 8.875%, 12/01/18(a)		350	381,062
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20		550	554,125
7.75%, 10/15/18		235	251,156
RR Donnelley & Sons Co. 7.25%, 5/15/18		175	203,438
8.60%, 8/15/16		280	324,100

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sinclair Television Group, Inc. 5.375%, 4/01/21	U.S.$	194	$192,545
8.375%, 10/15/18		255	273,488
Sirius XM Holdings, Inc. 5.875%, 10/01/20(a)		948	1,000,140
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		1,450	1,497,125
Telesat Canada/Telesat LLC 6.00%, 5/15/17(a)		947	980,145
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.50%, 3/15/19(a)		965	1,047,025
Univision Communications, Inc. 5.125%, 5/15/23(a)		52	53,170
6.75%, 9/15/22(a)		70	77,438
7.875%, 11/01/20(a)		990	1,093,950
UPC Holding BV 9.875%, 4/15/18(a)		620	653,325
Videotron Ltd. 6.375%, 12/15/15		273	273,683
Virgin Media Finance PLC 6.375%, 4/15/23(a)		200	212,000
Virgin Media Secured Finance PLC 6.50%, 1/15/18		760	787,550

			20,581,023

Communications - Telecommunications – 3.1%
CenturyLink, Inc. Series N 6.00%, 4/01/17		600	663,750
Series R 5.15%, 6/15/17		400	429,000
Cincinnati Bell, Inc. 8.375%, 10/15/20		103	112,785
Frontier Communications Corp. 8.125%, 10/01/18		800	934,000
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	134	199,549
MetroPCS Wireless, Inc. 7.875%, 9/01/18	U.S.$	98	104,125
SBA Communications Corp. 5.625%, 10/01/19		257	269,208
SBA Telecommunications, Inc. 5.75%, 7/15/20		291	304,822
Sprint Communications, Inc. 9.00%, 11/15/18(a)		235	287,287
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	650	967,755

16	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sunrise Communications International SA 7.00%, 12/31/17(a)	EUR	100	$145,932
T-Mobile USA, Inc. 5.25%, 9/01/18	U.S.$	1,000	1,057,500
6.25%, 4/01/21		230	243,225
Telecom Italia Capital SA 5.25%, 10/01/15		1,140	1,197,000
Wind Acquisition Finance SA 6.50%, 4/30/20(a)		1,655	1,799,812
Windstream Corp. 7.875%, 11/01/17		1,370	1,572,075
8.125%, 9/01/18		150	159,375

			10,447,200

Consumer Cyclical - Automotive – 3.1%
Allison Transmission, Inc. 7.125%, 5/15/19(a)		1,205	1,296,881
American Axle & Manufacturing, Inc. 5.125%, 2/15/19		850	885,062
Banque PSA Finance SA 4.25%, 2/25/16(a)	EUR	330	475,685
4.375%, 4/04/16(a)	U.S.$	336	348,298
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		150	153,938
Dana Holding Corp. 6.50%, 2/15/19		635	677,862
Fiat Finance & Trade SA 7.75%, 10/17/16(a)	EUR	310	476,123
Series G 7.00%, 3/23/17(a)		220	335,664
General Motors Financial Co., Inc. 3.25%, 5/15/18	U.S.$	119	120,041
4.75%, 8/15/17		925	988,594
6.75%, 6/01/18		325	370,500
Renault SA 4.625%, 5/25/16(a)	EUR	210	307,572
Rhino Bondco S.P.A 5.804%, 12/15/19(a)(b)		1,040	1,437,320
Schaeffler Finance BV 4.25%, 5/15/18(a)		158	226,920
7.75%, 2/15/17(a)	U.S.$	200	227,000
8.50%, 2/15/19(a)		200	223,250
Schaeffler Holding Finance BV 6.875%, 8/15/18(a)(c)	EUR	235	344,144
Servus Luxembourg Holding Sca 7.75%, 6/15/18(a)		411	604,490
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)		525	772,159
Tenneco, Inc. 6.875%, 12/15/20	U.S.$	145	159,138

			10,430,641

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.8%
ClubCorp Club Operations, Inc. 10.00%, 12/01/18	U.S.$	465	$510,919
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		316	345,625
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,610	1,670,375

			2,526,919

Consumer Cyclical - Other – 4.3%
Beazer Homes USA, Inc. 6.625%, 4/15/18		994	1,068,550
Boardriders SA 8.875%, 12/15/17(a)	EUR	490	727,365
Centex Corp. 6.50%, 5/01/16	U.S.$	230	253,000
Cirsa Funding Luxembourg SA 8.75%, 5/15/18(a)	EUR	425	611,849
DR Horton, Inc. 3.625%, 2/15/18	U.S.$	375	380,625
3.75%, 3/01/19		590	591,475
4.75%, 5/15/17		447	473,820
6.50%, 4/15/16		390	425,587
Hanesbrands, Inc. 6.375%, 12/15/20		250	273,125
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		1,400	1,503,250
KB Home 9.10%, 9/15/17		574	677,320
Lennar Corp.
4.125%, 12/01/18		200	204,000
4.50%, 6/15/19		150	152,625
6.95%, 6/01/18		1,065	1,203,450
Series B 6.50%, 4/15/16		370	401,450
Levi Strauss & Co. 7.625%, 5/15/20		350	380,187
Marina District Finance Co., Inc. 9.875%, 8/15/18		1,032	1,109,400
MCE Finance Ltd. 5.00%, 2/15/21(a)		600	600,000
Royal Caribbean Cruises Ltd. 7.25%, 6/15/16		120	134,400
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		950	1,047,375
Standard Pacific Corp. 8.375%, 5/15/18		360	425,700

18	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Toll Brothers Finance Corp. 5.15%, 5/15/15	U.S.$	150	$156,000
Wolverine World Wide, Inc. 6.125%, 10/15/20		634	684,720
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		940	1,045,750

			14,531,023

Consumer Cyclical - Restaurants – 0.1%
Burger King Corp. 9.875%, 10/15/18		420	458,325

Consumer Cyclical - Retailers – 3.8%
AutoNation, Inc. 6.75%, 4/15/18		106	122,165
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	1,071	1,894,506
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	1,503	1,480,455
DFS Furniture Holdings PLC 7.625%, 8/15/18(a)	GBP	430	770,640
L Brands, Inc.
6.90%, 7/15/17	U.S.$	400	457,500
8.50%, 6/15/19		510	617,100
Matalan Finance PLC 8.875%, 4/29/16(a)	GBP	500	854,414
Michaels Stores, Inc. 7.75%, 11/01/18	U.S.$	630	673,313
New Look Bondco I PLC 8.375%, 5/14/18(a)		1,500	1,605,000
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	485	848,996
Rent-A-Center, Inc./TX 4.75%, 5/01/21	U.S.$	615	573,488
Rite Aid Corp. 8.00%, 8/15/20		1,225	1,359,750
Sally Holdings LLC/Sally Capital, Inc. 6.875%, 11/15/19		1,425	1,560,375

			12,817,702

Consumer Non-Cyclical – 10.2%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		524	565,265
ARAMARK Corp. 5.75%, 3/15/20		1,260	1,330,875
Boparan Finance PLC 9.75%, 4/30/18(a)	EUR	485	719,942
Cerba European Lab SAS 7.00%, 2/01/20(a)		775	1,161,100

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CHS/Community Health Systems, Inc. 5.125%, 8/15/18	U.S.$	1,725	$1,811,250
Constellation Brands, Inc. 7.25%, 9/01/16-5/15/17		1,765	2,020,425
ConvaTec Healthcare E SA
7.375%, 12/15/17(a)	EUR	535	779,422
10.875%, 12/15/18(a)		300	460,014
Cott Beverages, Inc. 8.125%, 9/01/18	U.S.$	108	114,615
Dean Foods Co. 7.00%, 6/01/16		870	957,000
Elli Finance UK PLC 8.75%, 6/15/19(a)	GBP	625	1,160,211
Endo Health Solutions, Inc. 7.00%, 7/15/19-12/15/20	U.S.$	1,700	1,831,750
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		987	959,857
Forest Laboratories, Inc. 4.375%, 2/01/19(a)		720	757,800
Hawk Acquisition Sub, Inc. 4.25%, 10/15/20(a)		1,160	1,141,150
HCA, Inc.
7.875%, 2/15/20		625	665,313
8.50%, 4/15/19		416	435,136
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	470	683,386
Hologic, Inc. 6.25%, 8/01/20	U.S.$	52	54,990
IMS Health, Inc. 6.00%, 11/01/20(a)		475	499,938
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		735	817,687
Jarden Corp. 7.50%, 5/01/17		565	650,456
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		1,369	1,572,639
Labco SA 8.50%, 1/15/18(a)	EUR	1,035	1,520,117
Novalis SAS 6.00%, 6/15/18(a)		680	991,558
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	890	1,565,371
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	215	315,448
Revlon Consumer Products Corp. 5.75%, 2/15/21	U.S.$	340	341,700
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		1,669	1,733,674

20	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Spectrum Brands, Inc.
6.375%, 11/15/20	U.S.$	422	$456,815
6.75%, 3/15/20		125	135,469
Stater Bros Holdings, Inc. 7.375%, 11/15/18		165	174,075
Tenet Healthcare Corp.
4.75%, 6/01/20		125	125,938
6.25%, 11/01/18		1,510	1,665,719
Universal Health Services, Inc.
7.00%, 10/01/18		1,083	1,139,857
7.125%, 6/30/16		65	72,475
Valeant Pharmaceuticals International 6.875%, 12/01/18(a)		370	393,125
Valeant Pharmaceuticals International, Inc. 6.75%, 8/15/18(a)		1,123	1,235,300
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	765	1,332,761

			34,349,623

Energy – 3.9%
Antero Resources Finance Corp. 7.25%, 8/01/19	U.S.$	318	339,465
Atwood Oceanics, Inc. 6.50%, 2/01/20		1,064	1,143,800
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		56	59,780
CGG SA 9.50%, 5/15/16		108	111,240
CHC Helicopter SA 9.25%, 10/15/20		630	684,338
Chesapeake Energy Corp. 7.25%, 12/15/18		390	454,350
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		393	422,475
Denbury Resources, Inc. 8.25%, 2/15/20		550	598,125
Energy XXI Gulf Coast, Inc.
7.75%, 6/15/19		100	107,250
9.25%, 12/15/17		280	304,500
EP Energy LLC/EP Energy Finance, Inc. 9.375%, 5/01/20		725	838,281
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		512	552,960
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21		953	936,323
Kodiak Oil & Gas Corp. 8.125%, 12/01/19		875	970,156
Linn Energy LLC/Linn Energy Finance Corp. 7.25%, 11/01/19(a)		1,156	1,205,130

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Newfield Exploration Co. 7.125%, 5/15/18	U.S.$	180	$185,400
Oil States International, Inc. 6.50%, 6/01/19		150	157,875
Pacific Drilling SA 5.375%, 6/01/20(a)		1,063	1,055,027
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)		1,105	1,185,112
PHI, Inc. 5.25%, 3/15/19(a)		980	989,800
Tervita Corp. 8.00%, 11/15/18(a)		750	757,500

			13,058,887

Other Industrial – 1.4%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18(a)		900	983,250
9.00%, 10/15/18(a)	EUR	190	285,358
Modular Space Corp. 10.25%, 1/31/19(a)	U.S.$	460	478,400
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	336	588,171
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)	U.S.$	1,030	1,096,950
Trionista Holdco GmbH 5.00%, 4/30/20(a)	EUR	412	593,576
Xella Holdco Finance SA 9.125%, 9/15/18(a)(c)		500	745,653

			4,771,358

Services – 1.1%
ADT Corp. (The)
2.25%, 7/15/17	U.S.$	297	293,477
4.125%, 4/15/19		388	384,970
Cerved Group SpA 6.375%, 1/15/20(a)	EUR	290	432,479
Sabre GLBL, Inc. 8.50%, 5/15/19(a)	U.S.$	1,098	1,213,290
Service Corp. International/US
6.75%, 4/01/16(b)		175	190,312
7.00%, 6/15/17(b)		300	336,150
West Corp.
7.875%, 1/15/19		300	321,750
8.625%, 10/01/18		350	375,375

			3,547,803

Technology – 4.1%
Amkor Technology, Inc.
6.375%, 10/01/22		125	129,531
7.375%, 5/01/18		420	437,850

22	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Avaya, Inc.
7.00%, 4/01/19(a)	U.S.$	1,223	$1,213,828
9.00%, 4/01/19(a)		715	743,600
Brightstar Corp.
7.25%, 8/01/18(a)		1,400	1,543,500
9.50%, 12/01/16(a)		524	571,160
CDW LLC/CDW Finance Corp.
8.00%, 12/15/18		266	287,280
8.50%, 4/01/19		500	547,500
Ceridian Corp. 8.875%, 7/15/19(a)		1,592	1,806,920
CommScope, Inc. 8.25%, 1/15/19(a)		572	619,190
Dell, Inc. 3.10%, 4/01/16		450	456,750
First Data Corp.
6.75%, 11/01/20(a)		910	980,525
7.375%, 6/15/19(a)		261	281,880
Iron Mountain, Inc. 8.375%, 8/15/21		302	320,120
MMI International Ltd. 8.00%, 3/01/17(a)		735	749,700
Nokia Oyj 5.375%, 5/15/19		415	436,788
6.75%, 2/04/19(a)	EUR	615	987,051
NXP BV/NXP Funding LLC
3.75%, 6/01/18(a)	U.S.$	650	653,250
5.75%, 2/15/21(a)		200	213,000
Sensata Technologies BV 6.50%, 5/15/19(a)		760	815,100

			13,794,523

Transportation - Airlines – 0.7%
Air Canada 6.75%, 10/01/19(a)		800	862,000
British Airways PLC 8.75%, 8/23/16(b)	GBP	699	1,323,125

			2,185,125

Transportation - Services – 1.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.25%, 1/15/19	U.S.$	700	750,750
EC Finance PLC 9.75%, 8/01/17(a)	EUR	875	1,292,838
Heathrow Finance PLC 7.125%, 3/01/17(a)	GBP	655	1,207,843
Hertz Corp. (The)
4.25%, 4/01/18	U.S.$	365	375,950
5.875%, 10/15/20		63	67,174
6.75%, 4/15/19		605	648,106
7.50%, 10/15/18		750	798,750

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Stena AB 5.875%, 2/01/19(a)	EUR	200	$299,639
Swift Services Holdings, Inc. 10.00%, 11/15/18	U.S.$	875	961,406

			6,402,456

			195,713,334

Financial Institutions – 6.7%
Banking – 2.2%
ABN AMRO Bank NV 4.31%, 3/10/16	EUR	1,000	1,394,870
Ally Financial, Inc. 3.125%, 1/15/16	U.S.$	310	316,587
4.625%, 6/26/15		230	238,337
4.75%, 9/10/18		960	1,015,200
Series 8 6.75%, 12/01/14		150	155,438
Amsouth Bank/Birmingham AL Series AI 5.20%, 4/01/15		100	104,000
Barclays SLCSM Funding BV 6.14%, 6/29/15	GBP	185	317,675
BBVA International Preferred SAU 4.952%, 9/20/16(a)	EUR	100	134,321
Equiniti Newco 2 PLC 7.125%, 12/15/18(a)	GBP	450	797,106
HBOS Capital Funding LP 4.939%, 5/23/16	EUR	348	464,081
6.071%, 12/31/49(a)	U.S.$	385	385,481
RBS Capital Trust A 2.413%, 6/30/14(b)	EUR	695	919,168
Societe Generale SA 5.922%, 4/05/17(a)	U.S.$	1,227	1,305,278

			7,547,542

Brokerage – 0.4%
E*TRADE Financial Corp. 6.375%, 11/15/19		599	651,412
6.75%, 6/01/16		595	644,088

			1,295,500

Finance – 3.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		730	795,700
Aviation Capital Group Corp. 3.875%, 9/27/16(a)		310	321,125
4.625%, 1/31/18(a)		126	131,018
7.125%, 10/15/20(a)		353	395,131
CIT Group, Inc.
3.875%, 2/19/19		465	470,088
4.25%, 8/15/17		370	387,575

24	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.00%, 5/15/17	U.S.$	870	$929,812
5.25%, 3/15/18		166	178,450
International Lease Finance Corp. 8.25%, 12/15/20		400	483,796
8.75%, 3/15/17		617	724,204
8.875%, 9/01/17		963	1,145,970
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(a)		1,137	1,220,854
SLM Corp. 3.875%, 9/10/15		200	206,000
4.625%, 9/25/17		460	483,575
4.875%, 6/17/19		351	356,678
5.50%, 1/15/19		838	886,185
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		1,237	1,354,515

			10,470,676

Insurance – 0.5%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		766	816,747
Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38		614	720,683

			1,537,430

Other Finance – 0.5%
Harbinger Group, Inc. 7.875%, 7/15/19		891	977,873
National Money Mart Co. 10.375%, 12/15/16		690	693,450

			1,671,323

			22,522,471

Utility – 3.2%
Electric – 1.6%
AES Corp./VA 8.00%, 10/15/17		24	28,410
9.75%, 4/15/16		300	349,500
DPL, Inc. 6.50%, 10/15/16		860	928,800
EDP Finance BV 6.00%, 2/02/18(a)		400	434,000
FirstEnergy Corp. Series A 2.75%, 3/15/18		565	563,285
NRG Energy, Inc. 7.625%, 1/15/18		1,848	2,074,380
Techem GmbH 6.125%, 10/01/19(a)	EUR	695	1,044,788

			5,423,163

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 1.3%
El Paso LLC 7.25%, 6/01/18	U.S.$	940	$1,069,332
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(a)		459	499,162
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		150	159,750
6.00%, 1/15/18(a)		250	270,625
Regency Energy Partners LP/Regency Energy Finance Corp. 5.75%, 9/01/20		1,000	1,040,000
Sabine Pass LNG LP 7.50%, 11/30/16		1,175	1,298,375

			4,337,244

Other Utility – 0.3%
Anglian Water Osprey Financing PLC 7.00%, 1/31/18(a)	GBP	545	972,289

			10,732,696

Total Corporates – Non-Investment Grades (cost $224,923,680)			228,968,501

CORPORATES – INVESTMENT GRADES – 8.7%
Financial Institutions – 4.7%
Banking – 4.2%
Akbank TAS 5.125%, 7/22/15(a)	U.S.$	300	306,750
Barclays Bank PLC 5.926%, 12/15/16(a)		284	301,040
7.434%, 12/15/17(a)		1,670	1,857,875
BBVA US Senior SAU 4.664%, 10/09/15		615	645,874
BNP Paribas SA 5.186%, 6/29/15(a)		1,750	1,795,937
5.945%, 4/19/16(a)	GBP	200	348,434
Credit Agricole SA Series TSDI 5.00%, 6/20/18		650	1,064,684
Danske Bank A/S 5.684%, 2/15/17		500	862,417
5.914%, 6/16/14(a)	U.S.$	570	570,000
Macquarie Group Ltd. 7.30%, 8/01/14(a)		150	153,266
Nationwide Building Society 6.00%, 12/15/16	GBP	1,294	2,230,317
Nordea Bank AB 5.424%, 4/20/15(a)	U.S.$	360	368,100

26	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Regions Financial Corp. 5.75%, 6/15/15	U.S.$	235	$247,841
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		1,132	1,327,270
Santander Bank NA 8.75%, 5/30/18		250	298,125
UBS AG/Jersey 7.25%, 2/22/22(a)		1,050	1,152,375
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16		550	587,125
Zions Bancorporation 4.50%, 3/27/17		100	106,758

			14,224,188

Finance – 0.4%
GE Capital Trust III 6.50%, 9/15/67(a)	GBP	475	842,128
HSBC Finance Capital Trust IX 5.911%, 11/30/35	U.S.$	400	415,500

			1,257,628

Insurance – 0.1%
Cloverie PLC for Zurich Insurance Co., Ltd. 12.00%, 7/15/14	EUR	200	283,107

			15,764,923

Industrial – 3.5%
Basic – 0.7%
CF Industries, Inc. 6.875%, 5/01/18	U.S.$	125	145,695
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18		1,170	1,166,642
Plains Exploration & Production Co. 6.50%, 11/15/20		130	143,163
Rock-Tenn Co. 4.45%, 3/01/19		885	948,125

			2,403,625

Capital Goods – 0.1%
Mohawk Industries, Inc. 6.125%, 1/15/16(d)		185	199,800

Communications - Media – 0.2%
Kabel Deutschland Holding AG 6.50%, 7/31/17(a)	EUR	295	431,279
NBCUniversal Enterprise, Inc. 5.25%, 3/29/49(a)	U.S.$	114	115,140

			546,419

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.5%
Embarq Corp. 7.082%, 6/01/16	U.S.$	120	$133,697
Telefonica Emisiones SAU 3.192%, 4/27/18		790	809,111
Series G 3.661%, 9/18/17(a)	EUR	50	73,934
Verizon Communications, Inc. 3.65%, 9/14/18	U.S.$	620	660,010

			1,676,752

Consumer Cyclical - Automotive – 0.1%
Ford Motor Credit Co. LLC 3.875%, 1/15/15		200	204,775

Consumer Cyclical - Retailers – 0.1%
Dollar General Corp. 4.125%, 7/15/17		313	334,761
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		64	71,193

			405,954

Consumer Non-Cyclical – 0.3%
Mylan, Inc./PA 7.875%, 7/15/20(a)		280	313,873
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, 9/15/18		550	587,125

			900,998

Energy – 0.9%
Anadarko Petroleum Corp. 6.375%, 9/15/17		700	801,371
Nabors Industries, Inc. 6.15%, 2/15/18		583	659,529
Pioneer Natural Resources Co. 5.875%, 7/15/16		225	248,187
Transocean, Inc. 5.05%, 12/15/16		150	163,152
6.00%, 3/15/18		900	1,000,862

			2,873,101

Other Industrial – 0.0%
URS Corp. 3.85%, 4/01/17		135	139,717

Services – 0.1%
QVC, Inc. 7.375%, 10/15/20(a)		215	231,858
7.50%, 10/01/19(a)		200	212,810

			444,668

28	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.5%
Seagate HDD Cayman 3.75%, 11/15/18(a)	U.S.$	1,485	$1,529,550
Seagate Technology HDD Holdings 6.80%, 10/01/16		280	315,000

			1,844,550

			11,640,359

Utility – 0.3%
Electric – 0.2%
CMS Energy Corp. 6.55%, 7/17/17		160	183,723
Iberdrola International BV 4.50%, 9/21/17	EUR	200	304,887
Puget Energy, Inc. 6.50%, 12/15/20	U.S.$	240	279,825

			768,435

Natural Gas – 0.1%
Tennessee Gas Pipeline Co. LLC 8.00%, 2/01/16		140	156,261

			924,696

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Petrobras Global Finance BV 2.75%, 1/15/18	EUR	500	692,269
Petrobras International Finance Co. 3.50%, 2/06/17	U.S.$	155	156,674

			848,943

Total Corporates – Investment Grades (cost $28,719,318)			29,178,921

BANK LOANS – 3.7%
Industrial – 3.7%
Basic – 0.1%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 4.25%, 6/28/19(b)		99	99,215
Unifrax Holding Co. 5.25%, 11/28/18(b)	EUR	74	101,520

			200,735

Capital Goods – 0.0%
Serta Simmons Holdings, LLC 4.25%, 10/01/19(b)	U.S.$	145	145,885

Communications - Media – 0.0%
LIN Television Corp. 4.00%, 12/21/18(b)		147	146,629

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.0%
Crown Castle Operating Co. 3.25%, 1/31/21(b)	U.S.$	122	$121,479

Consumer Cyclical - Automotive – 0.6%
Affinia Group Inc. 4.75%-5.75%, 4/25/20(b)		496	496,250
Cooper-Standard Automotive, Inc. 3/26/21(e)		285	285,180
Exide Technologies 9.00%, 10/09/14		972	987,357
Navistar, Inc. 5.75%, 8/17/17(b)		70	71,108
TI Group Automotive Systems, LLC 5.50%, 3/28/19(b)		144	144,736

			1,984,631

Consumer Cyclical - Entertainment – 0.2%
Alpha Topco Limited 4.50%, 4/30/19(b)		396	398,289
Station Casinos LLC 4.25%, 3/02/20(b)		173	173,466

			571,755

Consumer Cyclical - Other – 0.4%
LA Quinta Intermediate Holdings LLC 2/19/21(e)		170	169,894
New HB Acquisition, LLC 6.75%, 4/09/20(b)		540	560,925
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International, LLC) 3.50%, 5/14/20(b)		496	495,218

			1,226,037

Consumer Cyclical - Retailers – 0.1%
J.C. Penney Corp., Inc. 6.00%, 5/22/18(b)		248	246,678

Consumer Non-Cyclical – 1.3%
Air Medical Group Holdings, Inc. 5.00%, 6/30/18(b)		1,992	1,994,184
Envision Healthcare Corporation (fka Emergency Medical Services Corporation) 4.00%, 5/25/18(b)		141	141,095
Grifols Worldwide Operations Limited 2/27/21(e)		160	159,834
H. J. Heinz Company 3.50%, 6/05/20(b)		99	99,643

30	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.00%, 9/30/19(b)	U.S.$	88	$87,747
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC) 4.00%, 12/05/18(b)		147	146,906
Salix Pharmaceuticals Ltd. 4.25%, 1/02/20(b)		1,679	1,693,439

			4,322,848

Energy – 0.1%
Seadrill Operating LP (Seadrill Partners Finco LLC) 4.00%, 2/21/21(b)		259	256,757

Other Industrial – 0.4%
Atkore International Inc 3/26/21(e)		840	844,200
Gardner Denver, Inc. 4.25%, 7/30/20(b)		149	149,183
Veyance Technologies, Inc. 5.25%, 9/08/17(b)		297	298,485

			1,291,868

Services – 0.4%
Orbitz Worldwide, Inc. 4.50%, 9/25/17(b)		108	108,097
Travelport LLC (fka Travelport, Inc.) 6.25%, 6/26/19(b)		1,192	1,218,445

			1,326,542

Technology – 0.1%
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(b)		463	459,031

Total Bank Loans (cost $12,190,926)			12,300,875

EMERGING MARKETS – CORPORATE BONDS – 2.8%
Industrial – 2.7%
Basic – 0.7%
Sappi Papier Holding GmbH 7.75%, 7/15/17(a)		695	773,187
8.375%, 6/15/19(a)		570	632,700
Vedanta Resources PLC 6.00%, 1/31/19(a)		500	500,039
9.50%, 7/18/18(a)		265	299,450

			2,205,376

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.6%
Cemex Espana Luxembourg 9.875%, 4/30/19(a)	U.S.$	900	$1,044,000
Cemex SAB de CV 4.989%, 10/15/18(a)(b)		500	526,297
6.50%, 12/10/19(a)		400	425,500

			1,995,797

Communications - Telecommunications – 0.1%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		310	339,450

Consumer Cyclical - Retailers – 0.1%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		385	400,881

Consumer Non-Cyclical – 0.9%
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	576	864,497
Marfrig Holding Europe BV 8.375%, 5/09/18(a)	U.S.$	785	783,430
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		375	412,500
Tonon Bioenergia SA 9.25%, 1/24/20(a)		265	238,500
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		445	440,550
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(a)		625	382,813

			3,122,290

Energy – 0.2%
Pacific Rubiales Energy Corp. 5.375%, 1/26/19(a)		565	586,187

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		440	462,000

			9,111,981

Financial Institutions – 0.1%
Finance – 0.1%
Sistema JSFC via Sistema International Funding SA 6.95%, 5/17/19(a)		400	412,972

Total Emerging Markets – Corporate Bonds (cost $9,687,112)			9,524,953

32	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 2.7%
United States – 2.7%
U.S. Treasury Notes 2.25%, 5/31/14	U.S.$	5,250	$5,268,869
2.375%, 10/31/14(f)		1,500	1,519,863
3.75%, 11/15/18		2,132	2,337,205

Total Governments – Treasuries (cost $9,142,637)			9,125,937

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
Non-Agency Fixed Rate CMBS – 0.7%
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.792%, 6/15/38		365	363,468
Series 2007-C3, Class AM 5.678%, 6/15/39		150	158,374
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.475%, 3/10/39		158	169,479
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.579%, 4/10/38		215	219,416
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class AJ 5.48%, 5/15/45		500	527,942
Series 2012-CBX, Class E 5.187%, 6/15/45(a)		100	97,168
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		185	188,427
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		600	598,219
Series 2006-4, Class AJFX 5.147%, 12/12/49(a)		30	28,914

Total Commercial Mortgage-Backed Securities (cost $2,257,689)			2,351,407

GOVERNMENTS – SOVEREIGN AGENCIES – 0.5%
Brazil – 0.2%
Petrobras Global Finance Bv 3.25%, 3/17/17		800	802,483

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ireland – 0.3%
Bank of Ireland 10.00%, 7/30/16(a)	EUR	550	$828,098

Norway – 0.0%
Eksportfinans ASA 2.00%, 9/15/15	U.S.$	13	12,903
2.375%, 5/25/16		112	110,880

			123,783

Total Governments – Sovereign Agencies (cost $1,712,135)			1,754,364

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%
Non-Agency Floating Rate – 0.5%
Connecticut Avenue Securities Series 2013-C01, Class M1 2.154%, 10/25/23(b)		122	124,464
Federal National Mortgage Association Series 2014-C01, Class M1 1.754%, 1/25/24(b)		475	479,529
Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M1 3.554%, 7/25/23(b)		472	492,082
Series 2014-DN1, Class M2 2.354%, 2/25/24(b)		595	607,086

Total Collateralized Mortgage Obligations (cost $1,664,051)			1,703,161

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Hungary – 0.1%
Hungary Government International Bond 4.125%, 2/19/18		400	406,852

Lithuania – 0.1%
Lithuania Government International Bond 6.75%, 1/15/15(a)		100	104,300

Turkey – 0.2%
Turkey Government International Bond 6.75%, 4/03/18		650	716,300

Total Governments – Sovereign Bonds (cost $1,205,899)			1,227,452

EMERGING MARKETS – SOVEREIGNS – 0.2%
Serbia – 0.2%
Republic of Serbia 4.875%, 2/25/20(a)		591	591,086

34	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sri Lanka – 0.0%
Sri Lanka 7.40%, 1/22/15(a)	U.S.$	160	$166,000

Total Emerging Markets – Sovereigns (cost $750,873)			757,086

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
Citigroup Capital XIII 7.875%(d)		18,500	513,190
US Bancorp/MN Series F 6.50%		3,000	85,200

			598,390

REITS – 0.0%
Health Care REIT, Inc. Series J 6.50%		925	22,755

Total Preferred Stocks (cost $605,025)			621,145

		Principal Amount (000)
COVERED BONDS – 0.2%
Banco de Sabadell SA 3.625%, 2/16/15	EUR	100	141,081
Bankinter SA 3.875%, 10/30/15		50	71,973
CaixaBank SA 5.125%, 4/27/16		150	223,973
Kutxabank SA 5.125%, 4/08/15		100	143,769

Total Covered Bonds (cost $521,677)			580,796

		Notional Amount (000)
OPTIONS PURCHASED – CALLS – 0.1%
Options on Forward Contracts – 0.1%
JPY/USD Expiration: Apr 2014, Exercise Price: JPY 105.00		2,341,500	65,584

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	35

Portfolio of Investments

		Notional Amount (000)	U.S. $ Value

USD/EUR Expiration: Apr 2014, Exercise Price: EUR 1.35	EUR	34,388	$38,895

			104,479

		Contracts
Options on Indices – 0.0%
CBOE SPX Volatility Index Expiration: Apr 2014, Exercise Price: $ 19.00(g)(h)		978	26,895

Total Options Purchased – Calls (premiums paid $174,612)			131,374

		Principal Amount (000)
AGENCIES – 0.0%
Agency Debentures – 0.0%
Ally Financial, Inc. 5.50%, 2/15/17 (cost $104,527)	U.S.$	100	108,500

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Apr 2014, Exercise Price: $ 167.00(g)(h)		671	4,361
SPDR S&P 500 ETF Trust Expiration: May 2014, Exercise Price: $ 165.00(g)(h)		260	7,540
SPDR S&P 500 ETF Trust Expiration: May 2014, Exercise Price: $ 174.00(g)(h)		260	18,720

			30,621

		Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY Series 21, RTP Citibank, NA (Buy Protection) Expiration: May 2014, Exercise Price: $ 104.50(g)		8,220	25,151
CDX-NAHY Series 21, RTP Deutsche Bank AG (Buy Protection) Expiration: Jun 2014, Exercise Price: $ 100.00(g)		6,120	11,588

36	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Company		Notional Amount (000)	U.S. $ Value

CDX-NAHY Series 21, RTP Deutsche Bank AG (Buy Protection) Expiration: Apr 2014, Exercise Price: $ 104.00(g)	U.S.$	15,440	$5,957

			42,696

Total Options Purchased – Puts (premiums paid $196,934)			73,317

		Shares
SHORT-TERM INVESTMENTS – 8.9%
Investment Companies – 8.9%
AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, 0.08%(i) (cost $29,821,095)		29,821,095	29,821,095

Total Investments – 97.7% (cost $323,678,190)			328,228,884
Other assets less liabilities – 2.3%			7,843,664

Net Assets – 100.0%			$336,072,548

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	311	June 2014	$37,094,367	$36,994,422	$(99,945)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	EUR	182	USD	254	4/24/14	$2,342
BNP Paribas SA	GBP	177	USD	295	5/08/14	(882)
Citibank, NA	GBP	10,021	USD	16,654	5/08/14	(48,308)
Credit Suisse International	EUR	25,463	USD	35,348	4/24/14	270,074
Deutsche Bank AG	GBP	244	USD	402	5/08/14	(4,378)
Goldman Sachs Bank USA	GBP	516	USD	858	5/08/14	(1,380)
Goldman Sachs Bank USA	EUR	232	USD	319	4/24/14	(10)
Morgan Stanley Capital Services LLC	EUR	625	USD	864	4/24/14	3,119
Royal Bank of Scotland PLC	EUR	236	USD	329	4/24/14	3,651
Royal Bank of Scotland PLC	GBP	640	USD	1,061	5/08/14	(5,675)
State Street Bank & Trust Co.	EUR	124	USD	172	4/24/14	1,901
State Street Bank & Trust Co.	USD	512	EUR	372	4/24/14	987
State Street Bank & Trust Co.	GBP	38	USD	63	5/08/14	(445)
UBS AG	GBP	196	USD	325	5/08/14	(997)

						$219,999

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	37

Portfolio of Investments

CALL OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Date	Contracts	Premiums Received	U.S. $ Value
CBOE SPX Volatility Index(h)	$14.00	4/16/14	978	$49,839	$(12,225)

PUT OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Date	Contracts (000)	Premiums Received	U.S. $ Value
CBOE SPX Volatility Index(h)	$14.00	4/16/14	407	$15,857	$(11,193)

CREDIT DEFAULT SWAPTIONS WRITTEN

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put - CDX-NAHY Series 21, 5 Year Index	Deutsche Bank AG	Sell	101.00%	4/16/14	$30,880	$37,056	$(3,505)
Put - CDX-NAHY Series 21, 5 Year Index	Citibank, NA	Sell	102.00	5/21/14	16,440	34,524	(24,459)
Put - CDX-NAIG Series 21, 5 Year Index	Deutsche Bank AG	Sell	100.00	6/18/14	28,630	20,041	(10,931)

						$91,621	$(38,895)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$3,096	10/15/22	2.652%	3 Month LIBOR	$(39,197)
Morgan Stanley & Co., LLC/(LCH Clearnet)	27,450	3/18/17	0.851%	3 Month LIBOR	102,052
Morgan Stanley & Co., LLC/(LCH Clearnet)	22,600	11/07/18	1.530%	3 Month LIBOR	18,683
Morgan Stanley & Co., LLC/(LCH Clearnet)	16,830	3/18/19	1.634%	3 Month LIBOR	125,994
Morgan Stanley & Co., LLC/(LCH Clearnet)	14,820	3/31/19	1.806%	3 Month LIBOR	1,088
Morgan Stanley & Co., LLC/(LCH Clearnet)	12,350	3/18/21	3 Month LIBOR	2.221%	(98,839)
Morgan Stanley & Co., LLC/(LCH Clearnet)	2,420	9/13/22	2.916%	3 Month LIBOR	(58,091)
Morgan Stanley & Co., LLC/(LCH Clearnet)	9,080	3/18/24	3 Month LIBOR	2.766%	(52,159)

					$(469)

38	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014		Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley Capital Services LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index,12/20/18*	(5.00)%	3.08%	$	4,350	$(353,087)	$(79,506)
ITRAXX-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)	2.86	EUR	5,450	(749,853)	(38,954)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.53	$	1,540	30,180	17,396

					$(1,072,760)	$(101,064)

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-EM Series 20, 5 Year Index, 12/20/18*	(5.00)%	2.90%	$2,050	$(183,112)	$(201,484)	$18,372
Morgan Stanley Capital Services LLC:
CDX-NAIG Series 17 5 Year Index, 12/20/16*	(1.00)	0.30	1,000	(19,509)	6,895	(26,404)
Cooper Tire & Rubber Co., 7.625%, 3/15/27, 9/20/18*	(5.00)	2.37	37	(4,067)	(1,262)	(2,805)
Sale Contracts
Bank of America, NA:
CDX-NAHY Series 14, 5 Year Index, 6/20/15*	5.00	1.49	1,781	79,001	5,589	73,412
KB Home, 9.10%, 9/15/17, 9/20/18*	5.00	2.47	470	49,467	24,021	25,446
Barclays Bank PLC:
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	5.00	4.36	720	19,677	4,317	15,360
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	1.91	150	18,995	(3,615)	22,610

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	39

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00%	1.91%		$95	$12,030	$1,322	$10,708
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	1.91		85	10,764	1,183	9,581
KB Home, 9.10%, 9/15/17, 3/20/19*	5.00	2.84		330	32,208	26,915	5,293
KB Home, 9.10%, 9/15/17, 9/20/19*	5.00	2.84		60	5,856	5,168	688
Levi Strauss & Co., 7.625%, 5/15/20, 12/20/17*	5.00	0.99		150	21,859	228	21,631
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 6/20/17*	1.00	0.89		180	691	(6,040)	6,731
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	1.17		180	22,164	(10,276)	32,440
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.75		35	4,658	1,908	2,750
MGM Resorts International, 7.625%, 1/15/17, 9/20/18*	5.00	1.88		340	44,960	19,390	25,570
NXP BV, 0.00%, 10/15/13, 3/20/18*	5.00	1.38	EUR	50	9,641	2,741	6,900
NXP BV, 5.75%, 2/15/21, 9/20/18*	5.00	1.59		430	87,313	56,774	30,539
Virgin Media Finance PLC, 4.875%, 2/15/22, 12/20/18*	5.00	2.37		$230	26,447	13,922	12,525
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	1.57		200	21,931	3,734	18,197
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	1.57		140	15,352	1,293	14,059
Citibank, NA:
Bombardier, Inc., 7.45%, 5/01/34, 6/20/19*	5.00	2.88		650	64,114	63,037	1,077
EDP – Energias de Portugal, SA., 6.00%, 12/07/14, 3/20/19*	5.00	1.64	EUR	630	138,707	118,550	20,157
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	0.78		$160	21,826	(4,060)	25,886
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.75		47	6,256	2,635	3,621

40	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Owens-Brockway Glass Container Inc., 7.375%, 5/15/16, 6/20/18*	5.00%	1.12%		$400	$64,237	$41,568	$22,669
Sanmina-SCI Corp., 0.00%, 9/12/20, 6/20/18*	5.00	2.03		300	36,680	(904)	37,584
The Goodyear Tire & Rubber Company, 7.00%, 3/15/28, 3/20/19*	5.00	1.87		1,450	212,091	176,995	35,096
ThyssenKrupp AG, 4.375%, 3/18/15, 3/20/19*	1.00	2.30	EUR	1,050	(88,574)	(94,481)	5,907
Unitymedia KabelBW GmbH, 9.625%, 12/01/19, 3/20/19*	5.00	1.73		40	8,509	4,890	3,619
Windstream Corp., 7.875%, 11/01/17, 3/20/19*	5.00	2.69		$210	22,007	15,955	6,052
Windstream Corp., 7.875%, 11/01/17, 6/20/18*	5.00	2.13		410	47,837	9,302	38,535
Credit Suisse International:
American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 6/20/18*	5.00	2.19		480	54,873	8,024	46,849
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	1.60		280	40,686	18,255	22,431
Avis Budget Group, Inc., 8.25%, 1/15/19, 9/20/18*	5.00	1.61		76	11,036	6,067	4,969
Avis Budget Group, Inc., 8.25%, 1/15/19, 9/20/18*	5.00	1.61		74	10,746	6,229	4,517
Dell, Inc., 7.10%, 4/15/28, 12/20/18*	1.00	3.25		200	(20,056)	(25,099)	5,043
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.75		18	2,396	1,051	1,345
MGM Resorts International, 7.625%, 1/15/17, 9/20/18*	5.00	1.88		280	37,026	17,585	19,441

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	41

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG:
Amkor Technology, Inc., 7.375%, 5/01/18, 12/20/18*	5.00%	2.20%		$75	$9,234	$5,531	$3,703
HCA Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.90		29	4,190	4,214	(24)
Sprint Capital Corp., 6.00%, 12/01/16, 9/20/18*	5.00	2.29		510	58,120	27,037	31,083
United States Steel Corp., 6.65%, 6/01/37, 3/20/19*	5.00	3.73		1,430	79,461	57,293	22,168
Goldman Sachs Bank USA:
American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 6/20/18*	5.00	2.19		348	39,783	4,217	35,566
CCO Holdings, LLC, 7.25%, 10/30/17, 3/20/19*	5.00	2.65		300	32,256	30,802	1,454
Dell, Inc., 7.10%, 4/15/28, 3/20/19*	1.00	3.47		1,260	(142,464)	(140,990)	(1,474)
HCA Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.90		241	34,820	34,082	738
Peabody Energy Corp., 7.375%, 9/01/16, 3/20/19*	5.00	3.13		360	30,301	30,172	129
Sprint Nextel Corp., 6.00%, 12/01/16, 9/20/18*	5.00	2.78		530	48,478	31,346	17,132
Stena Aktiebolag, 6.125%, 2/01/17, 3/20/19*	5.00	3.68	EUR	500	40,162	44,033	(3,871)
Wendel, 4.875%, 5/26/16, 3/20/19*	5.00	1.62		1,050	233,348	196,850	36,498
JPMorgan Chase Bank, NA:
Chesapeake Energy Corp., 6.625%, 8/15/20, 9/20/18*	5.00	1.52		$310	45,915	23,074	22,841
Levi Strauss & Co., 8.875%, 4/01/16, 12/20/16*	5.00	0.59		150	18,009	(4,469)	22,478
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 12/20/16*	5.00	0.72		150	17,480	5,069	12,411

42	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00%	1.75%		$450	$59,894	$7,010	$52,884
Unity Media KabeLBW GmbH 9.625%, 12/01/19, 9/20/18*	5.00	1.54	EUR	190	39,025	17,169	21,856
Morgan Stanley Capital Services LLC:
Amkor Technology, Inc., 7.375%, 5/01/18, 9/20/18*	5.00	2.05		$250	31,213	2,083	29,130
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	1.61		160	23,235	13,804	9,431
CDX-NAIG Series 17 5 Year Index, 12/20/16*	1.00	0.30		150	2,926	156	2,770
Chesapeake Energy Corp., 6.625%, 8/15/20, 6/20/18*	5.00	1.43		610	88,759	37,262	51,497
NXP BV, 0.00%, 10/15/13, 6/20/17*	5.00	1.07	EUR	110	19,192	(4,550)	23,742
Portugal Telecom International Finance B.V., 4.375%, 3/24/17, 3/20/19*	5.00	2.49		1,050	167,793	126,655	41,138
UBS AG:
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	0.78		$40	5,456	(1,552)	7,008

					$1,933,309	$864,620	$1,068,689

*	Termination date

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	43

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Index
Pay	iBoxx $ Liquid High Yield Index	14,009	0.12%	$3,250	6/20/14	JPMorgan Chase Bank, NA	$(7,088)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $125,623,168 or 37.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.

(c)	Pay-In-Kind Payments (PIK).

(d)	Variable rate coupon, rate shown as of March 31, 2014.

(e)	This position or a portion of this position represents an unsettled loan purchase. At March 31, 2014, the market value and unrealized gain of these unsettled loan purchases amounted to $1,459,108 and $11,384, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $202,648.

(g)	Non-income producing security.

(h)	One contract relates to 100 shares.
(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

INTRCONX – Inter-Continental Exchange

JSFC – Joint Stock Financial Corporation

LIBOR – London Interbank Offered Rates

LCH – London Clearing House

OJSC – Open Joint Stock Company

RTP – Right To Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

44	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $293,857,095)	$298,407,789
Affiliated issuers (cost $29,821,095)	29,821,095	(a)
Cash	2,093,609	(b)(c)
Foreign currencies, at value (cost $543,554)	543,035
Interest and dividends receivable	5,027,461
Receivable for capital stock sold	2,535,436
Upfront premium paid on credit default swaps	1,363,402
Unrealized appreciation on credit default swaps	1,103,267
Receivable for investment securities sold	308,596
Unrealized appreciation of forward currency exchange contracts	282,074
Receivable for terminated total return swaps	1,129

Total assets	341,486,893

Liabilities
Due to custodian	166,271
Options written, at value (premiums received $65,696)	23,418
Swaptions written, at value (premiums received $91,621)	38,895
Payable for investment securities purchased and foreign currency transactions	3,303,486
Upfront premium received on credit default swaps	498,782
Payable for capital stock redeemed	431,908
Dividends payable	292,957
Advisory fee payable	140,506
Payable for variation margin on futures	99,484
Payable for terminated total return swaps	81,419
Payable for terminated credit default swaps	64,120
Unrealized depreciation of forward currency exchange contracts	62,075
Distribution fee payable	37,829
Unrealized depreciation on credit default swaps	34,578
Payable for variation margin on centrally cleared interest rate swaps	29,583
Payable for variation margin on centrally cleared credit default swaps	27,661
Unrealized depreciation on total return swaps	7,088
Transfer Agent fee payable	4,024
Accrued expenses	70,261

Total liabilities	5,414,345

Net Assets	$336,072,548

(a)	An amount of $70,000 has been segregated to collateralize OTC derivatives outstanding at March 31, 2014.

(b)	An amount of $1,401,416 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at March 31, 2014.

(c)	An amount of $626,644 has been segregated to collateralize margin requirements for open futures outstanding at March 31, 2014.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	45

Statement of Assets & Liabilities

Composition of Net Assets
Capital stock, at par	$31,347
Additional paid-in capital	331,208,633
Distributions in excess of net investment income	(540,197)
Accumulated net realized loss on investment and foreign currency transactions	(357,495)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,730,260

$336,072,548

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$66,724,051	6,217,377	$10.73	*

C	$29,234,093	2,725,572	$10.73

Advisor	$240,082,748	22,401,211	$10.72

R	$10,768	1,003.49	$10.73

K	$10,770	1,004	$10.73

I	$10,118	943	$10.73

*	The maximum offering price per share for Class A shares was $11.21 which reflects a sales charge of 4.25%.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2014 (unaudited)

Investment Income
Interest	$6,192,475
Dividends
Unaffiliated issuers	21,400
Affiliated issuers	7,335
Consent fee income	5,973
Other fee income	5,400	$6,232,583

Expenses
Advisory fee (see Note B)	792,028
Distribution fee—Class A	81,255
Distribution fee—Class C	119,972
Distribution fee—Class R	27
Distribution fee—Class K	13
Transfer agency—Class A	8,945
Transfer agency—Class C	4,034
Transfer agency—Advisor Class	31,327
Transfer agency—Class R	3
Transfer agency—Class K	3
Transfer agency—Class I	1
Custodian	109,347
Registration fees	40,860
Audit	37,133
Administrative	28,624
Legal	19,364
Printing	16,745
Directors’ fees	4,898
Miscellaneous	3,601

Total expenses	1,298,180
Less: expenses waived and reimbursed by the Adviser (see Note B)	(106,735)

Net expenses		1,191,445

Net investment income		5,041,138

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		211,267
Futures		199,980
Options written		17,021
Swaptions written		243,788
Swaps		250,306
Foreign currency transactions		(939,440)
Net change in unrealized appreciation/depreciation of:
Investments		3,645,083
Futures		(286,908)
Options written		42,278
Swaptions written		(47,940)
Swaps		133,730
Foreign currency denominated assets and liabilities		441,371

Net gain on investment and foreign currency transactions		3,910,536

Net Increase in Net Assets from Operations		$8,951,674

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	47

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,041,138	$4,996,305
Net realized gain (loss) on investment and foreign currency transactions	(17,078)	199,765
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,927,614	(200,536)

Net increase in net assets from operations	8,951,674	4,995,534
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,099,062)	(715,729)
Class C	(402,811)	(402,338)
Advisor Class	(4,006,721)	(3,112,045)
Class R	(209)	(458)
Class K	(222)	(485)
Class I	(223)	(893,847)
Net realized gain on investment transactions
Class A	(106,371)	(6,949)
Class C	(46,865)	(8,157)
Advisor Class	(333,648)	(49,095)
Class R	(22)	(17)
Class K	(22)	(17)
Class I	(21)	(42,566)
Capital Stock Transactions
Net increase	133,231,295	137,942,610

Total increase	136,186,772	137,706,441
Net Assets
Beginning of period	199,885,776	62,179,335

End of period (including distributions in excess of net investment income of ($540,197) and ($72,087), respectively)	$336,072,548	$199,885,776

See notes to financial statements.

48	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of seven portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Government Reserves Portfolio, the Tax-Aware Fixed Income Portfolio, and the Limited Duration High Income Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Limited Duration High Income Portfolio. The Limited Duration High Income Portfolio (the “Portfolio”) has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class 1 and Class 2 shares are not currently publicly offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, Class 1, Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	49

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

50	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	51

Notes to Financial Statements

transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

52	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$226,267,192		$2,701,309		$228,968,501
Corporates – Investment Grades		– 0	–	29,178,921		– 0	–	29,178,921
Bank Loans		– 0	–	– 0	–	12,300,875		12,300,875
Emerging Markets – Corporate Bonds		– 0	–	9,524,953		– 0	–	9,524,953
Governments – Treasuries		– 0	–	9,125,937		– 0	–	9,125,937
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	2,351,407		2,351,407
Governments – Sovereign Agencies		– 0	–	1,754,364		– 0	–	1,754,364
Collateralized Mortgage Obligations		– 0	–	– 0	–	1,703,161		1,703,161
Governments – Sovereign Bonds		– 0	–	1,227,452		– 0	–	1,227,452
Emerging Markets – Sovereigns		– 0	–	757,086		– 0	–	757,086
Preferred Stocks		621,145		– 0	–	– 0	–	621,145
Covered Bonds		– 0	–	580,796		– 0	–	580,796
Options Purchased – Calls		– 0	–	131,374		– 0	–	131,374
Agencies		– 0	–	108,500		– 0	–	108,500
Options Purchased – Puts		– 0	–	73,317		– 0	–	73,317
Short-Term Investments		29,821,095		– 0	–	– 0	–	29,821,095

Total Investments in Securities		30,442,240		278,729,892		19,056,752		328,228,884
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts		– 0	–	282,074		– 0	–	282,074
Centrally Cleared Interest Rate Swaps		– 0	–	247,817		– 0	–	247,817 #
Centrally Cleared Credit Default Swaps		– 0	–	17,396		– 0	–	17,396 #
Credit Default Swaps		– 0	–	1,103,267		– 0	–	1,103,267
Liabilities:
Futures		(99,945)		– 0	–	– 0	–	(99,945)#
Forward Currency Exchange Contracts		– 0	–	(62,075)		– 0	–	(62,075)
Call Options Written		– 0	–	(12,225)		– 0	–	(12,225)
Put Options Written		– 0	–	(11,193)		– 0	–	(11,193)
Credit Default Swaptions Written		– 0	–	(38,895)		– 0	–	(38,895)
Centrally Cleared Interest Rate Swaps		– 0	–	(248,286)		– 0	–	(248,286)#
Centrally Cleared Credit Default Swaps		– 0	–	(118,460)		– 0	–	(118,460)#
Credit Default Swaps		– 0	–	(34,578)		– 0	–	(34,578)
Total Return Swaps		– 0	–	(7,088)		– 0	–	(7,088)

Total+		$30,342,295		$279,847,646		$19,056,752		$329,246,693

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions which are valued at market value.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the portfolio of investments.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	53

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grades		Bank Loans		Commercial Mortgage- Backed Securities
Balance as of 9/30/13	$1,836,530		$6,081,608		$2,448,529
Accrued discounts/(premiums)	(1,338)		2,296		936
Realized gain (loss)	– 0	–	2,588		12,618
Change in unrealized appreciation/depreciation	33,037		76,547		41,564
Purchases	1,326,700		6,611,421		100,391
Sales	– 0	–	(473,585)		(252,631)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(493,620)		– 0	–	– 0	–

Balance as of 3/31/14	$2,701,309		$12,300,875		$2,351,407

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$33,037		$79,124		$49,800

	Collateralized Mortgage Obligations		Total
Balance as of 9/30/13	$507,835		$10,874,502
Accrued discounts/(premiums)	– 0	–	1,894
Realized gain (loss)	1,113		16,319
Change in unrealized appreciation/depreciation	33,771		184,919
Purchases	1,319,354		9,357,866
Sales	(158,912)		(885,128)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(493,620)

Balance as of 3/31/14	$1,703,161		$19,056,752	+

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$33,771		$195,732

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

54	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at March 31, 2014:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates - Non-Investment Grades	$2,701,309	Third Party Vendor	Evaluated Quotes	$98.50-107.36/ $102.51
Bank Loans	$12,044,118	Third Party Vendor	Vendor Quotes	$99.25-103.88/ $101.00
	$256,757	Qualitative Assessment	Transaction Price	$99/NA
Commercial Mortgage-Backed Securities	$2,351,407	Third Party Vendor	Evaluated Quotes	$96.38-$107.58/ $102.21
Collateralized Mortgage Obligations	$1,703,161	Third Party Vendor	Evaluated Quotes	$101.06-$104.25/ $102.37

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	55

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

56	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, .75%, 1.25%, 1.00% and .75% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until December 7, 2014. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses. This fee waiver and/or expense reimbursement agreement may not be terminated before December 7, 2014. For the six months ended March 31, 2014, such waiver/reimbursement amounted to $106,735. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended March 31, 2014, the reimbursement for such services amounted to $28,624.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	57

Notes to Financial Statements

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $22,224 for the six months ended March 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $2,666 from the sale of Class A shares and received $16,608 and $2,893 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended March 31, 2014.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2014 is as follows:

Market Value September 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2014 (000)	Dividend Income (000)
$ 10,594	$108,679	$89,452	$29,821	$7

Brokerage commissions paid on investment transactions for the six months ended March 31, 2014 amounted to $17,657, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly.

58	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $121,718 and $37 for Class C and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$155,268,203	$44,514,485
U.S. government securities	13,091,115	14,569,652

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$5,728,245
Gross unrealized depreciation	(1,177,551)

Net unrealized appreciation	$4,550,694

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	59

Notes to Financial Statements

correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2014, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes

60	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2014, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	61

Notes to Financial Statements

the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2014, the Portfolio held purchased options for hedging purposes.

During the six months ended March 31, 2014, the Portfolio held written options for hedging purposes.

During the six months ended March 31, 2014, the Portfolio held written swaptions for hedging purposes.

For the six months ended March 31, 2014, the Portfolio had the following transactions in written options and swaptions:

	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/13	– 0	–	$	– 0	–
Options written	3,024			133,361
Options expired	(819)			(33,814)
Options bought back	(820)			(33,851)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/14	1,385			$65,696

	Notional Amount		Premiums Received
Swaptions written outstanding as of 9/30/13	30,175,000		$123,063
Swaptions written	145,306,000		212,345
Swaptions expired	(99,531,000)		(243,787)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 3/31/14	75,950,000		$91,621

At March 31, 2014, the maximum loss for written call options was unknown with a fair value of $12,225 expiring April 2014 and the maximum payments for the written put options were $15,857 with a fair value of $11,193 expiring April 2014, as reflected in the Portfolio of Investments. In certain circumstances maximum loss/maximum payments for written call/put options may be partially offset by upfront premiums received upon entering into the contract. In addition, maximum payout amounts for written put options may be partially offset by recovery values of the respective referenced assets.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by

62	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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Notes to Financial Statements

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2014, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the

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Notes to Financial Statements

Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended March 31, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At March 31, 2014, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $26,099,813, with net unrealized appreciation of $1,096,922, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The

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Notes to Financial Statements

Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2014, the Portfolio held total return swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2014, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $56,668. The fair value of assets pledged as collateral by the Portfolio for such derivatives was $204,642. If a trigger event had occurred at March 31, 2014, for those derivatives in a net liability position, an amount of $56,668 would be required to be posted by the Portfolio.

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Notes to Financial Statements

At March 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$99,945	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$282,074		Unrealized depreciation of forward currency exchange contracts	62,075

Foreign exchange contracts	Investments in securities, at value	104,479

Credit contracts	Investments in securities, at value	42,696

Equity contracts	Investments in securities, at value	57,516

Credit contracts				Swaptions written, at value	38,895

Equity contracts				Options written, at value	23,418

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	247,817	*	Receivable/Payable for variation margin on centrally cleared swaps	248,286	*

Credit contracts	Unrealized appreciation on credit default swaps	1,103,267		Unrealized depreciation on credit default swaps	34,578

Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	17,396	*	Receivable/Payable for variation margin on centrally cleared credit default swaps	118,460	*

Equity contracts				Unrealized depreciation on total return swaps	7,088

Total		$1,855,245			$632,745

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	67

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$199,980		$(286,908)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(17,564)		446,841

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	30,640

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(329,324)		59,746

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(262,586)		(109,942)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	243,788		(47,940)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	17,021		42,278

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(40,421)	$(117,011)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	369,781	283,788

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(79,054)	(33,047)

Total		$101,621	$268,445

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended March 31, 2014:

Futures:
Average original value of buy contracts	$40,274,607

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$361,962	(a)
Average principal amount of sale contracts	$31,768,113

Purchased Options:
Average monthly cost	$238,774

Interest Rate Swaps:
Average notional amount	$25,350,000	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$54,392,571

Credit Default Swaps:
Average notional amount of buy contracts	$3,022,714
Average notional amount of sale contracts	$17,844,956

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,451,170
Average notional amount of sale contracts	$2,654,286

Total Return Swaps:
Average notional amount	$2,101,429

(a)	Positions were open for four months during the period.

(b)	Positions were open for one month during the period.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	69

Notes to Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset	Cash Collateral Received	Securities Collateral Received	Net Amount of Derivatives Assets
Bank of America, NA	$128,468	$(128,468)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	354,546	– 0	–	– 0	–	– 0	–	354,546
BNP Paribas SA	2,342	(882)	– 0	–	– 0	–	1,460
Citibank, NA	647,415	(161,341)	– 0	–	– 0	–	486,074
Exchange-Traded Citigroup Global Markets, Inc.*	388	– 0	–	– 0	–	– 0	–	388
Credit Suisse International	426,837	(20,056)	– 0	–	(282,314	)**	124,467
Deutsche Bank AG	273,029	(18,814)	– 0	–	– 0	–	254,215
Goldman Sachs Bank USA	459,148	(143,844)	– 0	–	– 0	–	315,304
JPMorgan Chase Bank, NA	180,323	(7,088)	– 0	–	– 0	–	173,235
Morgan Stanley Capital Services LLC	336,237	(23,576)	– 0	–	– 0	–	312,661
Exchange-Traded Morgan Stanley Co. Inc.*	57,516	(23,418)	– 0	–	– 0	–	34,098
Exchange-Traded Morgan Stanley & Co., LLC*	2,124	(2,124)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	3,651	(3,651)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	2,888	(445)	– 0	–	– 0	–	2,443
UBS AG	5,456	(997)	– 0	–	– 0	–	4,459

Total	$2,880,368	$(534,704)	$	– 0	–	$(282,314)	$2,063,350

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Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount of Derivatives Liabilities
Bank of America, NA	$183,112	$(128,468)	$	– 0	–	$	– 0	–	$54,644
BNP Paribas SA	882	(882)	– 0	–	– 0	–	– 0	–
Citibank, NA	161,341	(161,341)	– 0	–	– 0	–	– 0	–
Credit Suisse International	20,056	(20,056)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG London	18,814	(18,814)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	143,854	(143,844)	– 0	–	– 0	–	10
Exchange-Traded Goldman Sachs Co.*	99,484	– 0	–	(99,484	)**	– 0	–	– 0	–
JPMorgan Chase Bank, NA	7,088	(7,088)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	23,576	(23,576)	– 0	–	– 0	–	– 0	–
Exchange-Traded Morgan Stanley Co. Inc.*	23,418	(23,418)	– 0	–	– 0	–	– 0	–
Exchange-Traded Morgan Stanley & Co., LLC*	31,707	(2,124)	(29,583	)**	– 0	–	– 0	–
Exchange-Traded Morgan Stanley Capital Services LLC*	28,049	– 0	–	(28,049	)**	– 0	–	– 0	–
Royal Bank of Scotland PLC	5,675	(3,651)	– 0	–	– 0	–	2,024
State Street Bank & Trust Co.	445	(445)	– 0	–	– 0	–	– 0	–
UBS AG	997	(997)	– 0	–	– 0	–	– 0	–

Total	$748,498	$(534,704)	$(157,116)	$	– 0	–	$56,678

*	In addition to the amounts reflected abouve, cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	71

Notes to Financial Statements

also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2014, the Portfolio did not have bridge loan commitments outstanding.

During the period ended March 31, 2014, the Portfolio received commitment fees or additional funding fees during the period in the amount of $5,400.

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Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended March 31, 2014 (unaudited)		Year Ended September 30, 2013	Six Months Ended March 31, 2014 (unaudited)			Year Ended September 30, 2013

Class A
Shares sold	2,679,526		4,528,923		$28,666,453		$48,126,337

Shares issued in reinvestment of dividends and distributions	53,859		29,235		576,568		310,312

Shares redeemed	(694,060)		(939,536)		(7,421,505)		(9,963,101)

Net increase	2,039,325		3,618,622		$21,821,516		$38,473,548

Class C
Shares sold	1,204,528		1,606,597		$12,876,740		$17,112,310

Shares issued in reinvestment of dividends and distributions	27,932		23,851		298,802		253,243

Shares redeemed	(292,800)		(218,605)		(3,130,752)		(2,315,293)

Net increase	939,660		1,411,843		$10,044,790		$15,050,260

Advisor Class
Shares sold	11,347,490		12,261,322		$121,157,649		$130,546,343

Shares issued in reinvestment of dividends and distributions	304,867		239,362		3,259,815		2,539,697

Shares redeemed	(2,158,915)		(2,076,282)		(23,052,475)		(21,933,917)

Net increase	9,493,442		10,424,402		$101,364,989		$111,152,123

Class I
Shares redeemed	– 0	–	(2,502,930)	$	– 0	–	$(26,733,321)

Net increase (decrease)	– 0	–	(2,502,930)	$	– 0	–	$(26,733,321)

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	73

Notes to Financial Statements

security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

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Notes to Financial Statements

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$5,215,997	$1,814,161
Net long-term capital gains	15,706	– 0	–

Total distributions paid	$5,231,703	$1,814,161

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	75

Notes to Financial Statements

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$747,050
Undistributed net capital gain	235,104
Unrealized appreciation/(depreciation)	1,056,646	(a)

Total accumulated earnings/(deficit)	$2,038,800	(b)

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit)are attributable primarily to the amortization of offering costs and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of September 30, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

76	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012

Net asset value, beginning of period	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.43	.32
Net realized and unrealized gain on investment and foreign currency transactions	.18†	.17†	.59

Net increase in net asset value from operations	.37	.60	.91

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.48)	(.41)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.24)	(.50)	(.41)

Net asset value, end of period	$ 10.73	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	3.53%	5.76%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,724	$44,288	$5,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%^	1.05%	1.05	%^
Expenses, before waivers/reimbursements	1.13%^	1.39%	1.88	%^
Net investment income(c)	3.68%^	4.24%	4.38	%^
Portfolio turnover rate	24%	60%	44%

See footnote summary on page 82.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012

Net asset value, beginning of period	$ 10.59	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.38	.26
Net realized and unrealized gain on investment and foreign currency transactions	.18†	.13†	.59

Net increase in net asset value from operations	.34	.51	.85

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.40)	(.35)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.20)	(.42)	(.35)

Net asset value, end of period	$ 10.73	$ 10.59	$ 10.50

Total Return
Total investment return based on net asset value(d)	3.27%	4.92%	8.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,234	$18,920	$3,927
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75%^	1.75%	1.75	%^
Expenses, before waivers/reimbursements	1.83%^	2.10%	2.65	%^
Net investment income(c)	2.98%^	3.57%	3.74	%^
Portfolio turnover rate	24%	60%	44%

See footnote summary on page 82.

78	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012

Net asset value, beginning of period	$ 10.59	$ 10.49	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.47	.36
Net realized and unrealized gain on investment and foreign currency transactions	.18 †	.16 †	.57

Net increase in net asset value from operations	.39	.63	.93

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.51)	(.44)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.26)	(.53)	(.44)

Net asset value, end of period	$ 10.72	$ 10.59	$ 10.49

Total Return
Total investment return based on net asset value(d)	3.69%	6.07%	9.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$240,083	$136,646	$26,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%^	.75%	.75	%^
Expenses, before waivers/reimbursements	.83%^	1.10%	1.93	%^
Net investment income(c)	3.97%^	4.55%	4.62	%^
Portfolio turnover rate	24%	60%	44%

See footnote summary on page 82.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012

Net asset value, beginning of period	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.19	.44	.32
Net realized and unrealized gain on investment and foreign currency transactions	.18 †	.13 †	.58

Net increase in net asset value from operations	.37	.57	.90

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.45)	(.40)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.23)	(.47)	(.40)

Net asset value, end of period	$ 10.74	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	3.43%	5.54%	9.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%^	1.25%	1.25	%^
Expenses, before waivers/reimbursements	1.36%^	1.66%	2.66	%^
Net investment income(c)	3.49%^	4.14%	3.80	%^
Portfolio turnover rate	24%	60%	44%

See footnote summary on page 82.

80	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012

Net asset value, beginning of period	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.47	.34
Net realized and unrealized gain on investment and foreign currency transactions	.17 †	.13 †	.58

Net increase in net asset value from operations	.37	.60	.92

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.48)	(.42)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.24)	(.50)	(.42)

Net asset value, end of period	$ 10.73	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	3.56%	5.80%	9.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%^	1.00%	1.00	%^
Expenses, before waivers/reimbursements	1.10%^	1.40%	2.40	%^
Net investment income(c)	3.74%^	4.39%	4.05	%^
Portfolio turnover rate	24%	60%	44%

See footnote summary on page 82.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013	December 7, 2011(a) to September 30, 2012

Net asset value, beginning of period	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.22	.52	.36
Net realized and unrealized gain on investment and foreign currency transactions	.17 †	.11 †	.58

Net increase in net asset value from operations	.39	.63	.94

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.51)	(.44)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.26)	(.53)	(.44)

Net asset value, end of period	$ 10.73	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	3.70%	6.09%	9.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$26,301
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%^	.75%	.75	%^
Expenses, before waivers/reimbursements	.88%^	1.16%	2.16	%^
Net investment income(c)	4.04%^	4.72%	4.31	%^
Portfolio turnover rate	24%	60%	44%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2), Vice President Ashish C. Shah(2) , Vice President Michael E. Sohr(2) , Vice President	Ivan Rudolph-Shabinsky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team. Mr. Gershon M. Distenfeld, Mr. Ashish C. Shah, Mr. Michael E. Sohr and Mr. Ivan Rudolph-Shabinsky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	83

Board of Directors

Information Regarding the Review and Approval of the Portfolio’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”) at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

84	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates.

Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement of administrative expenses in the Portfolio’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2012.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	85

relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital Global High Yield 1-5 Year Index (USD hedged), in each case for the 1-year period ended July 31, 2013, and (in the case of comparisons with the Index) the period since inception (December 2011 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period. The Portfolio lagged the Index in the 1-year period and the period since inception. Based on their review and taking into account the short performance history of the Portfolio and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates

86	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The Adviser explained how it may use ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities. The directors concluded that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 60 basis points was lower than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 14 basis points had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, giving effect to the expense limitation agreement,

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	87

was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

88	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”).2,3 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The Senior Officer’s fee evaluation was completed in October 24, 2013 and discussed with the Board of Directors in November 6-8, 2013.

2	Future references to the Fund or the Portfolio do not include “AllianceBernstein.”

3	The Portfolio commenced operations on December 7, 2011. The Directors considered the Fund’s contract renewal for “stub” approval at the August 6-8, 2013 meetings. The stub renewal was necessary to align the contract renewal calendar of the Fund with the other fixed income funds managed by the Adviser.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	89

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 09/30/13 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Limited Duration High Income Portfolio	$199.0	0.60% on the first $2.5 billion 0.55% on the next $2.5 billion 0.50% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the fiscal year ended September 30, 2013, the Adviser was entitled to receive $59,173 (0.141% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[6]	Fiscal Year End
Limited Duration High Income Portfolio	Advisor	0.75%	1.25%	September 30 (ratio as of March 31, 2013)
	Class A	1.05%	1.54%
	Class C	1.75%	2.24%
	Class R	1.25%	1.82%
	Class K	1.00%	1.54%
	Class I	0.75%	1.26%

4	Jones v. Harris at 1427.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

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I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2013 net assets:8

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Limited Duration High Income Portfolio	$199.0	Low Volatility High Yield 0.55% on 1st $50 million 0.35% on the balance Minimum Account Size: $100m	0.400%	0.600%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Short Duration High Yield, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg	Fee[9]
Limited Duration High Income Portfolio	Short Duration High Yield Class A2 Class I2 (Institutional)	1.10% 0.55%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee,

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.
10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

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estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Limited Duration High Income Portfolio	0.600	0.748	2/12

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Total Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Limited Duration High Income Portfolio	1.049	1.312	2/12	1.057	40/88

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	93

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative for calendar year 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $4,140, $12,334 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent

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for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $11,866 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	95

Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1 year performance return and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended July 31, 2013.19

Portfolio	Portfolio Return (%)	Lipper PG Median (%)	Lipper PU Median (%)	Lipper PG Rank	Lipper PU Rank
Limited Duration High Income Portfolio
1 year	7.19	7.80	9.13	8/12	83/97

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance returns and rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio was provided Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio in/from a PU are somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

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Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending July 31, 2013 Annualized Performance
			Annualized		Risk Period (Year)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Limited Duration High Income Portfolio	7.19	8.79	3.08	2.15	1
Barclays Capital Global High Yield 1-5yr (USD hedged)	11.71	13.45	3.48	3.19	1
Inception Date: December 7, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

20	The performance returns shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	97

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

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International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

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Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

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2040 Retirement Strategy

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2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	99

NOTES

100	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LDHI-0152-0314

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: May 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 22, 2014